AGREEMENT BETWEEN MAXNET, INC. AND LUXR. INC.
              TO CONVERT PROMISSORY NOTE TO STOCK PURCHASE AND FOR
                            INTERNET CONTENT SERVICE

This Agreement, made this 27th day of April, 1999 by and between LUXR, Inc. a New York corporation located at 4 West 47th Street Suite 28 New York, NY 10036 its affiliates and/or assigns and Maxnet, Inc. a Delaware corporation located at 4400 US Highway Rt. 9 South Suite 2800 Freehold, NJ 07728, its affiliates and/or assigns.

For and in consideration of One Hundred and Fifty-Four Thousand Two Hundred Dollars ($154,200. 00), from a promissory-note dated November 12, 1998, Maxnet, Inc. agrees to convert the sum of One Hundred and Fifty Four Thousand Two Hundred Dollars ($140,000.00 original note + $2800.00 + $2800.00 + 2800.00 +
2800.00 + 2800.00 interest and a $200.00 origination fee into Twenty-Five Percent of Shares of LUXR, Inc. The shares of stock, described as Twenty-Five (25%) Percent of the shares of stock of LUXR, Inc.

TERMS - Twenty - Five (25%) PERCENT OF SHARES OF LUXR, INC. STOCK.

Therefore, In Addition to the Five Percent (5%) of the shares of stock of LUXR, Inc. that Maxnet, Inc. owns as of November 12, 1998; LUXR, Inc. hereby agrees to convert, sell, assign, transfer, and set over to Maxnet, Inc., its executors, representatives, and assigns, with full power to transfer the same on the books of the corporation, Twenty-Five Percent of the Outstanding stock of LUXR, Inc., a Corporation incorporated under the laws of State of New York, and having its principal place of business at 4 West 47th Street, Suite 28 New York, NY 10036.

The LUXR, Inc. stock is represented by the following:

Total LUXR, Inc. Outstanding_____________________ =LUXR, Inc.
Twenty-Five Percent (25%)=______________________ Shares.
Five Percent (5%)= ______________________________Shares.
Upon the signing of this Conversion Agreement Maxnet, Inc. shall own a Total of
  Thirty
Percent (30%)= _________________ Shares of LUXR. Inc.

1. Seller warrants that the stock now stands in its name on the books of the corporation and that all assessments to date are paid upon said shares. Maxnet, Inc. agrees to convert the Promissory-Note into said shares for the consideration set forth above.

BE IT KNOWN, the undersigned Lenny Goldberg, President - LUXR, Inc. hereby agrees to sell, assign, transfer, and set over to Maxnet, Inc., its executors, representatives, and assigns, with full power to transfer the same on the books of the Corporation Twenty-Five (25%) Percent of LUXR, Inc. Stock to Maxnet. Inc. upon the signing of this Agreement.

Furthermore, Maxnet, Inc.'s responsibilities and obligations shall include but not be limited to Encoding LUXR, Inc. - www.LUXR.com's content to real media (stream-able from web) and develop LUXR.com's site content and provide updates as required. Maxnet, Inc. will provide Internet related marketing and PR including traffic generation.

o Maxnet, Inc. will develop LUXR, Inc.'s site content and provide updates as required, Internet related marketing and public relations including traffic generation for the amount of $1500. 00 per month for a period of twelve (12) months for a total sum of $18,000.00.

o Maxnet, Inc. will design and create assorted banners and buttons as discussed and described.

o Maxnet, Inc. will provide Newsletter coverage of LUXR Inc. and place LUXR as Newsletter Sponsor

o        Maxnet, Inc. will provide a promotional Interview of LUXR Spokesperson

o Maxnet, Inc. will create a custom video/audio E-Mercial for LUXR promotions

o        Maxnet,   Inc.   will  provide  a  free   listing  in  MAXNET,   INC.'s
         Webphonebook.com

LUXR, Inc.'s responsibilities and obligations shall include but not be limited to: Providing products for sale, customer support, and fulfillment of products and services for the Internet User, wholesaler and retail consumer. This includes both the present and future products and services sold and supported by LUXR, Inc.

2.       PROCEEDS FROM SALES AND ADVERTISEMENTS:

         a) All Sales of Said Products and Revenues from Advertisements, shall be divided on a fifty (50%) to MAXNET, INC. and fifty (50%) to LUXR, INC. after All the Expenses have been paid. Expenses are defined and include, but are not limited to - Development Costs, Sales & Marketing Costs, Advertising Costs, and any and all costs that directly or indirectly apply to the definition of an Expense for the purpose of Producing any Internet Content and any Audio/Video content for the joint Venture.

Expenses/Costs are to be paid First: First Pay Expenses then divide 50% to MAXNET, INC. and, 50% to LUXR, INC.

         b) Any and All New Products developed, used, and or offered for sale during or after the Internet Content, Video/Audio Production containing Content and Products provided by LUXR, INC., LUXR, INC.'s affiliates, (www.LUXR.com, etc.) and any revenues derived from the sales, after covering the cost of the sales, as described in Paragraph 2a, shall be divided on a fifty (50%) to MAXNET, INC. and fifty (50%) to LUXR, INC. after All the Expenses have been paid. Expenses as defined in Paragraph 2a.

3. INTELLECTUAL  PROPERTY RIGHTS - Copyright - Patents and Trademarks - Customer
Lists:

         a) All pre-existing patents, intellectual property, trademarks, and copyrights of partners shall remain their respective property.

         b) Any and all patents, trademarks, and/or copyrights, which the Parties may develop and register under State or Federal law, shall be registered in the name of both Parties. If, for any reason, the Agreement fails or terminates, all patents, trademarks, and/or copyrights developed by the Parties shall revert to the concept originator as evidenced by a "concept origination" memo to be kept on file by the patent, trademark, copyright firm which files all applications on behalf of the Parties.

         c) All customer lists developed by the Parties will be the property of both Parties. MAXNET, INC. will use its expertise and be responsible for the marketing of the lists on behalf of the Parties. Both Parties must agree to any actions to sell or disclose to a third party the customer list resulting from this Agreement.

4.       TERMS OF INTERNET SERVICE AGREEMENT- TERM:

This Agreement shall become effective on the Effective Date and shall remain in effect for a one (1) year term, renewing automatically for successive one (1) year terms, unless terminated by written notice by either party thirty (30) days prior to the end of any renewal term. The term of this Agreement shall commence and become effective as of the date signed hereof. This Agreement will be terminated upon the bankruptcy or liquidation of the other party, whether voluntary or involuntary or upon the other party having or applying for a receiver appointed for all or a substantial part of such party's assets or business.

5.       MODIFICATIONS:

The above Agreement may only be altered by mutual consent of the parties and in writing In the event LUXR, INC. develops any product not specifically mentioned in this Agreement and wishes to market said item to contact/customers provided by MAXNET, INC., then an additional written Agreement would be necessary.

6.       REPRESENTATION AND INDEMNIFICATION

LUXR, INC. shall be deemed to make a continuing representation of the accuracy of any and all material facts, information, and dates which it supplies to MAXNET, INC. and LUXR, INC. acknowledges its awareness that MAXNET, INC. will rely on such continuing representation in disseminating such information and otherwise performing its function.

7.       RELATIONSHIP OF PARTIES:

MAXNET, NC. is an independent corporation, responsible for compensation of its agents, employees and representatives, as well as all applicable taxes thereon (including employment compensation) and all workmen's compensation insurance This Agreement does not establish any partnership or other business entity or association between the Parties and neither party is intended to have any interest in the business or property of the other unless specified in this Agreement.

8.       ARBITRATION:

Should either party default in the terms or conditions of this Agreement, the Parties agree to binding Arbitration with the American Arbitration Association in New York, New York. The prevailing party shall be entitled to recover all costs incurred as a result of such default including all costs and reasonable attorney fees.

9.       WAIVER OR BREACH:

The waiver by either party of a breach of any provision of this Agreement by the other party shall not be construed as a waiver of any subsequent breach by the other party.

10.      NOTICES:

Any notice required or permitted to be given under this Agreement shall be in writing, and sent by certified mail, return receipt requested, to the principal office of the party being notified. Any address changes must be sent, in writing, to the other party. The principal office of each party is as follows:


LUXR, Inc.
4 West 47th Street Suite 28
New York, NY 10036
Tel: 212-382-3711
Fax: 212-869-6833
-----------------

Maxnet Inc.
4400 US Highway Rt. 9 South, Suite 2800
Freehold, NJ 07728

11.      ENTIRE AGREEMENT:

This instrument contains the entire Agreement of the parties and may be modified only by an Agreement in writing, signed by both parties. This Agreement shall be governed for all purposes by laws of the state of New Jersey. If any provision of this Agreement is declared Void, such provision shall be deemed severed from this Agreement, which shall otherwise remain in full force and effect.

         This Agreement will be effective as of April 27, 1999.

         In Witness WHEREOF, the parties hereto, intending to be legally bound, have executed this Agreement.

         IN WITNESS WHEREOF, the parties have executed this Conversion Agreement on April 27, 1999.

-------------------------------------
Lenny Goldberg, President, LUXR, Inc.

-------------------------------------
Henry Val, CEO - Maxnet, Inc.